                                                                EXHIBIT 3(B)(II)

                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company, a Texas Life Insurance Company and American General Securities Incorporated, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                  SCHEDULE A


---------------------------------------------------------------------------------------------------------------------------
     FUNDS AVAILABLE UNDER                SEPARATE ACCOUNTS                POLICIES/CONTRACTS FUNDED BY THE
         THE POLICIES                     UTILIZING SOME OR                        SEPARATE ACCOUNTS
                                           ALL OF THE FUNDS
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity Fund     American General Life Insurance     .    Platinum Investor I Flexible Premium Life
AIM V.I. Value Fund                    Company Separate Account VL-R       .    Insurance Policy
                                       Established: May 1, 1997                 - Policy Form No. 97600
---------------------------------------------------------------------------------------------------------------------------
                                                                           .    Platinum Investor II Flexible Premium Life
                                                                                Insurance Policy
                                                                                - Policy Form No. 97610
----------------------------------                                         ------------------------------------------------
AIM V.I. Value Fund                                                        .    Legacy Plus Flexible Premium Life
                                                                                Insurance Policy
                                                                                - Policy Form No. 98615
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity Fund     American General Life Insurance     .    Platinum Investor Variable Annuity
AIM V.I. Value Fund                    Company Separate Account D               - Policy Form No. 98020
                                       Established: November 19, 1973
---------------------------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:  ___________________



                                            AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/Nancy L.  Martin                 By:   /s/ Robert H.  Graham
       -----------------------------              ------------------------------
Name:  Nancy L. Martin                      Name:  Robert H. Graham
Title: Assistant Secretary                  Title: President


(SEAL)

                                    1 of 2

                                        A I M DISTRIBUTORS, INC.



Attest: /s/ Nancy L. Martin             By:   /s/ Michael J. Cemo
        --------------------------            --------------------------------
Name:   Nancy L. Martin                 Name:  Michael J. Cemo
Title:  Assistant Secretary             Title: President


(SEAL)



                                        AMERICAN GENERAL LIFE INSURANCE COMPANY



Attest: /s/ Pauletta P. Cohn            By:    /s/ Larry M. Robinson
        --------------------------             -------------------------------

Name:   Pauletta P. Cohn                Name:  Larry M. Robinson
        --------------------------             -------------------------------

Title:  Secretary                       Title: Vice President
        --------------------------             -------------------------------


(SEAL)



                                        AMERICAN GENERAL SECURITIES INCORPORATED


Attest: /s/ Pauletta P. Cohn            By:    /s/ F. Paul Kovach, Jr.
        --------------------------             -------------------------------

Name:   Pauletta P. Cohn                Name:  F. Paul Kovach, Jr.
        --------------------------             -------------------------------

Title:  Secretary                       Title: President
        --------------------------             -------------------------------


(SEAL)


                                    2 of 2